UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2015

HERCULES OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51582	56-2542838
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 Greenway Plaza, Suite 2200 Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 350-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Â	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Â	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Â	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Â	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure
Fleet Status

On September 22, 2015, Hercules Offshore, Inc. (the "Company") posted on its website at www.herculesoffshore.com a report entitled “Hercules Offshore Fleet Status Report” (the “Fleet Status Report”). The Fleet Status Report includes the Hercules Offshore Rig Fleet Status (as of September 22, 2015), which contains information for each of the Company’s drilling rigs, including contract dayrate and duration. The Fleet Status Report also includes the Hercules Offshore Liftboat Fleet Status Report, which contains information by liftboat class for August 2015, including revenue per day and operating days. The Fleet Status Report can be found under the Investor Relations portion of the Company's website.

The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by delays in obtaining drilling permits in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination or re-negotiation by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, our ability to renew or extend contracts, or enter into new contracts, when such contracts expire, the potential inability of our customers to obtain drilling permits that would cover the entire duration of our contracts in the U.S. Gulf of Mexico or otherwise satisfy regulatory requirements that may be then in effect, operational difficulties, shipyard, immigration and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.

Supplement to Plan of Reorganization

On September 22, 2015, the Company and substantially all of its U.S. domestic subsidiaries (collectively, the "Debtors") filed a supplement to its Joint Prepackaged Plan of Reorganization (the “Plan”) under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”), which supplement included, among other things, financial projections of the Company. These financial projections are attached as Exhibit 99.1 to this 8-K. Management of the Company has prepared the financial projections included in Exhibit 99.1 to this Form 8-K and has not received an opinion or report on it from any independent auditor or third party. The assumptions and estimates underlying the projections are substantially driven by estimated activity levels of our customers and, although we consider our assumptions as to activity levels reasonable as of the date these projections were prepared, those estimates and our ability to achieve anticipated results are subject to a wide variety of significant business, economic and competitive risks and uncertainties, including those related to commodity prices, that could cause actual results to differ materially from those contained in the projections. As the financial projections cover future years, such information by its nature becomes less predictive and less reliable with each successive year. While they may be presented with numeric specificity, the projections reflect numerous assumptions made by our management with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict and many of which are beyond our control. Accordingly, there can be no assurance that the assumptions used in preparing the projections will prove accurate.

The financial projections included in Exhibit 99.1 to this Form 8-K should not be regarded as an indication that these financial projections reflect current estimates or expectations, beliefs and assumptions of management about prospects for the Company’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or may occur or that was not anticipated at the time the information was prepared. The information likely does not reflect either current results or future performance. The financial projections were prepared for purposes of the Plan and are subjective in many respects. The information included in Exhibit 99.1 reflects information prepared in September 2015 and does not reflect any subsequent events or adjustments, including adjustments customarily made in year-end balance sheets, including any asset impairments, debt reclassifications and other matters. The financial projections are forward-looking statements and should be read together with our historical financial statements and public filings with the SEC, including the risk factors and cautionary statements in our public filings with the SEC, as well as our fleet status reports made public from time to time. The information included in Exhibit 99.1 does not include all information that may be required by SEC disclosure rules, including Regulation G. Information required by Regulation G is included in our applicable filings with the SEC.

The financial projections were not prepared with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of our management, were prepared on a reasonable basis based on available estimates and judgments at the time. The information is a high-level summary only and is subject to assumptions, qualifications and performance criteria not otherwise described or apparent in the information presented. The financial projections and underlying assumptions are not factual and should not be relied upon as being a representation by us or necessarily indicative of future results, and you are cautioned not to place undue reliance on this information. We do not prepare projections for disclosure purposes in the ordinary course of our business and do not anticipate that we will continue to prepare or update projections for disclosure in the future.

This Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this Form 8-K or exhibits hereto that are not historical fact are forward-looking statements, including the timing of the restructuring, and its impact on our operations, customers, vendors and employees. Forward-looking statements by their nature involve substantial risks, uncertainties and assumptions, including without limitation, contract renegotiations with customers, early termination or renegotiation by customers or suppliers pursuant to contract or otherwise, government and regulatory actions and other factors described in the risks and uncertainties described in our periodic reports filed with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict.

Forward-looking statements related to the prepackaged plan of reorganization involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by our forward-looking statements, including but not limited to the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 cases; the effects of the Court rulings in the Chapter 11 cases and the duration and outcome of the Chapter 11 cases in general; risks associated with third party motions in the Chapter 11 cases, which may interfere with the ability to consummate the plan; increased administrative and restructuring costs related to the Chapter 11 cases; the Company’s ability to maintain adequate liquidity to fund operations during the Chapter 11 cases and thereafter; the terms and sufficiency of the “exit” financing contemplated by the plan and related risks and uncertainties; the occurrence of any event, change, or other circumstance that could give rise to the termination of the restructuring support agreement; and potential adverse effects related to the following: trading of our common stock on OTC; potential effects of the industry downturn on our business, financial condition and results of operations; potential limitations on our ability to maintain contracts and other critical business relationships; requirements for adequate liquidity to fund our operations in the future, including obtaining sufficient financing on acceptable terms; and other matters related to the potential restructuring and our current and future indebtedness. Accordingly, you should not place undue reliance on forward-looking statements. The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

The information in this Item 7.01 and the exhibits hereto is being furnished, not filed. Accordingly, such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended. By filing this Form 8-K and furnishing this information, the Company makes no statement or admission as to the materiality of any information in Item 7.01 or the exhibits hereto.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Company Financial Projections, as included in the Second Plan Supplement for the Debtors' Joint Prepackaged Plan of Reorganization pursuant to Chapter 11 of the Bankruptcy Code

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: September 22, 2015	By:	/s/ Beau M. Thompson
Beau M. Thompson
Senior Vice President,
General Counsel and Secretary